SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   FEBRUARY 19, 1998


                           SAZTEC INTERNATIONAL, INC.

          CALIFORNIA                   0-15353               33-0178457
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(State or other jurisdiction of      (Commission           (IRS Employer
incorporation)                       File Number)         Identification No.)


43 MANNING ROAD, BILLERICA, MA                     01821
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(Address of  principal  executive  offices)


REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE   (978) 901-9600
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                                       N/A
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          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS.

At its regularly scheduled quarterly meeting on February 19, 1998, the Board of Directors of the Company:

     elected Christopher Parker to the position of Chief Executive Officer and to the Board of Directors,

     elected Gary N. Abernathy to the positions of President and Chief Operating Officer-U.S. Division,

     accepted the resignation of Director Mr. Timothy E. Mahoney, and elected Mr. Hans Gustaf Lindroth to the Board of Directors to fill the position vacated by Mr. Mahoney.

Mr. Parker joined the Company February 9, 1998. He has over sixteen years of international marketing, sales and management experience, including Vice President positions with Convergent Group in Cambridge, England and Synercom Technology, Inc., located in Houston, Texas.

Mr. Lindroth is Director of new media development for Dagens Nyheter/Marieberg in Sweden, and is an active lecturer on the subjects of newspaper and organizational development, new media and social change based on technological development.

ITEM 7. EXHIBITS.

NONE.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  February 20, 1998

SAZTEC INTERNATIONAL, INC.

By: /s/ THOMAS K. O'LOUGHLIN
----------------------------

Name: Thomas K. O'Loughlin

Title: Treasurer

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